UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2011

CHINA SECURITY & SURVEILLANCE
TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33774	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road
Futian, Shenzhen, China, 100020

(Address of Principal Executive Offices)

(86) 755-83765666
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Agreement and Plan of Merger

On May 3, 2011, China Security & Surveillance Technology, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Agreement”) with Rightmark Holdings Limited, a British Virgin Islands company and wholly owned subsidiary of Intelligent One Limited, a British Virgin Islands company wholly owned by Mr. Guoshen Tu (“Rightmark”), Rightmark Merger Sub Limited, a Delaware corporation and wholly owned subsidiary of Rightmark (“Merger Sub”) and Mr. Guoshen Tu (solely for the purpose of Section 6.15) . The Amended Agreement amended and restated the terms of that certain agreement and plan of merger by and among the Company, Rightmark, Merger Sub and Mr. Tu, dated as of April 20, 2011 (the “Original Agreement”).

The Amended Agreement did not change the consideration payable to the Company’s stockholders. Pursuant to the Amended Agreement, at the effective time of the merger (the “Effective Time”), each share of the Company’s Common Stock, par value $0.0001 (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) Rollover Shares (as defined in the Amended Agreement), (ii) shares owned by Rightmark and Merger Sub and (iii) shares in respect of which appraisal rights have been properly exercised under Delaware law) will be canceled and will be automatically converted into the right to receive $6.50 in cash (the “Merger Consideration”), without interest. In connection with the merger, each outstanding share of Company Common Stock that is subject to vesting and/or forfeiture restrictions will become fully vested immediately prior to the Effective Time. In addition, each warrant that is outstanding at the Effective Time will be cancelled and each holder of such warrant will receive an amount in cash (without interest) equal to the product of (i) the excess of the Merger Consideration over the exercise price per share of such warrant and (ii) the number of shares of Company Common Stock subject to such warrant; provided, that if the exercise price per share of any such warrant is equal to or greater than the Merger Consideration, such warrant shall be cancelled without any cash payment being made in respect thereof.

The Amended Agreement amends and restates the Original Agreement to, among other things, (i) revise the stockholder approval requirement from the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock in the Original Agreement to the affirmative vote of the holders of both (a) a majority of the outstanding shares of Company Common Stock and (b) a majority of the outstanding shares of Company Common Stock (other than the shares of Company Common Stock owned by Parent, Merger Sub, the Rollover Holders (as defined in the Amended Agreement), and their respective affiliates), and (ii) extend the term of the go-shop period from 40 days after the date of the Original Agreement to 60 days after the date of the Amended Agreement.

The Amended Agreement was negotiated on behalf of the Company by the Special Committee formed by the Board of Directors (the “Special Committee”). The Board of Directors of the Company, acting upon the unanimous recommendation of the Special Committee, unanimously approved the Amended Agreement and determined that the Amended Agreement and the transaction contemplated by the Amended Agreement (the “Merger”) were advisable, fair to and in the best interest of the Company and its stockholders.

The foregoing description of the Amended Agreement is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Amended Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Rightmark or Merger Sub. In particular, representations, warranties and covenants contained in the Amended Agreement were made solely for purposes of the Amended Agreement and should not be relied upon by any investor in the Company, nor should any investor rely upon any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Rightmark, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors or may have been used for purposes of allocating risk among the Company, Rightmark and Merger Sub rather than establishing matters of fact. Investors in the Company are not third-party beneficiaries under the Amended Agreement.

Additional Information and Where to Find It

The Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger with Merger Sub, pursuant to which the Company would be acquired by Rightmark. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC as soon as practical. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RIGHTMARK, THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034, telephone: (86) 755-83765666.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Note on Forward-Looking Statements

This report may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning expected benefits and costs of the proposed Merger; management plans relating to the Merger; the expected timing of the completion of the Merger; the parties’ ability to complete the Merger considering the various closing conditions, including any conditions related to regulatory approvals, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as ‘will,’ ‘believes,’ ‘expects’ or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this press release. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Annual Report on Form 10-K filed with the SEC, as amended, and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC’s electronic data gathering analysis retrieval system at http://www.sec.gov.

Item 8.01. Other Events

On May 3, 2011, the Company issued a press release announcing the signing of the Amended Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of May 3, 2011, by and among the Registrant, Rightmark Holdings Limited, Rightmark Merger Sub Limited and Mr. Guoshen Tu (solely for the purpose of Section 6.15).
99.1	Press release, dated May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.

Date: May 3, 2011

/s/ Terence Yap
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of May 3, 2011, by and among the Registrant, Rightmark Holdings Limited, Rightmark Merger Sub Limited and Mr. Guoshen Tu (solely for the purpose of Section 6.15).
99.1	Press release, dated May 3, 2011.